                                                                      EXHIBIT 10

                                AMENDMENT NO. 1

         AMENDMENT NO. 1, dated as of January 30, 1998 (this " Amendment"), to the Credit Agreement, dated as of May 6, 1997 (the "Telex Credit Agreement"), among TELEX COMMUNICATIONS, INC., a Delaware corporation ("Telex" or the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), MORGAN STANLEY SENIOR FUNDING, INC., as documentation agent for the Lenders (in such capacity, the "Documentation Agent"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Telex Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to Telex;

         WHEREAS, pursuant to the Credit Agreement, dated as of February 10, 1997 (as amended, supplemented or otherwise modified, the "EVI Credit Agreement"), among EV International, Inc., a Delaware corporation ("EVI"), the several banks and other financial institutions from time to time parties thereto (the "EVI Lenders") and The Chase Manhattan Bank, as administrative agent for the Lenders thereunder, the EVI Lenders agreed to make, and have made, certain loans and other extensions of credit to EVI;

         WHEREAS, pursuant to an Exchange Agreement and Plan of Merger, dated as of January 30, 1998 (together with all other documents delivered in connection therewith, the "Telex/EVI Merger Documents"), EVI Audio Holding, Inc., a Delaware corporation ("EVI Holdings") and the direct parent of EVI, and Telex Communications Group, Inc., a Delaware corporation ("Holdings") and the direct parent of Telex, desire to effectuate a transaction pursuant to which first, all of the Capital Stock of EVI Holdings will be contributed to Holdings in exchange for like Capital Stock of Holdings (the "Exchange") and second, EVI Holdings will merge with and into Holdings (the "Holding Company Merger"), with Holdings continuing as the surviving corporation;

         WHEREAS, pursuant to the Telex/EVI Merger Documents, EVI and Telex desire to effectuate a merger (the " Borrower Merger"; the Borrower Merger collectively with the Holding Company Merger, the "Telex/EVI Mergers") of Telex with and into EVI, with EVI continuing as the surviving corporation, becoming a wholly-owned subsidiary of Holdings and changing its name to Telex Communications, Inc.;

         WHEREAS, as a result of the Borrower Merger, EVI will assume all of the obligations of Telex under the Telex Credit Agreement by operation of law and become the borrower under the Telex Credit Agreement;

         WHEREAS, as a result of the Borrower Merger, each of the Subsidiaries of Telex will become Subsidiaries of EVI;

         WHEREAS, in connection with the Telex/EVI Mergers, all of the amounts outstanding under the EVI Credit Agreement will be paid in full and the EVI Credit Agreement will be terminated and such indebtedness and other amounts will be replaced or refunded with indebtedness incurred from time to time under the Telex Credit Agreement;

         WHEREAS, in connection with the Telex/EVI Mergers, Telex and EVI have requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Telex Credit Agreement be amended in the manner provided for in this Amendment.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Defined Terms. Terms defined in the Telex Credit Agreement and used herein shall have the meanings given to them in the Telex Credit Agreement.

         2. Amendments to Subsection 1.1. (a) Subsection 1.1 of the Telex Credit Agreement is hereby amended by deleting therefrom the definitions of the following defined terms in their respective entireties and inserting in lieu thereof the following new definitions:

                 ""Consolidated EBITDA": for any period, Consolidated Net Income for such period adjusted to exclude the following items (without duplication) of income or expense to the extent that such items are included in the calculation of Consolidated Net Income: (a) Consolidated Interest Expense, (b) any non-cash expenses and charges,
         (c) total income tax expense, (d) depreciation expense, (e) the expense associated with amortization of intangible and other assets (including amortization or other expense recognition of any costs associated with asset write-ups in accordance with APB Nos. 16 and
         17), (f) non-cash provisions for reserves for discontinued operations,
         (g) any gain or loss associated with the sale or write-down of assets not in the ordinary course of business, (h) all cash expenses relating to the Transactions, (i) any income or loss accounted for by the equity method of accounting (except in the case of income to the extent of the amount of cash dividends or cash distributions paid to the Borrower or any of its Subsidiaries by the entity accounted for by the equity method of accounting), (j) except for purposes of calculating "Excess Cash Flow", cash payments made to GSCP permitted by subsection 8.10(ii) hereof for the rendering of management consulting or financial advisory services, (k) except for purposes of calculating "Excess Cash Flow", cash payments made to management in respect of special bonuses (to the extent not prohibited pursuant to subsection 8.18) in accordance with the terms of their respective employment agreements or otherwise, and (l) all nonrecurring restructuring or other charges and transaction fees relating to the Telex/EVI Mergers, including any such nonrecurring charges which may reasonably be classified as restructuring charges but are not classified as restructuring charges under GAAP. For the avoidance of doubt, Consolidated EBITDA shall be determined on a pro forma basis for any period prior to the Telex/EVI Mergers to include in the calculation thereof the EBITDA of EVI and its Subsidiaries."

         (b) Subsection 1.1 of the Telex Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

                 ""Amendment": Amendment No. 1, dated as of January 30, 1998, to this Agreement.

                 "Borrower Merger": the merger of the Borrower with and into EVI, with EVI continuing as the surviving corporation and changing its name to Telex Communications, Inc. and becoming the Borrower hereunder.

                 "EVI":  EV International, Inc., a Delaware corporation.

                 "EVI Senior Subordinated Indenture": the Indenture, dated as of March 24, 1997, between EVI and The Bank of New York, as trustee, as the same may be amended, supplemented or otherwise modified in accordance with the terms of this Agreement, pursuant to which the EVI Senior Subordinated Notes were issued.

                 "EVI Senior Subordinated Notes": the notes issued under the EVI Senior Subordinated Indenture.

                 "EVI Senior Subordinated Notes Documents": the collective reference to the EVI Senior Subordinated Notes and the EVI Senior Subordinated Indenture and each of the other instruments and documents executed and delivered pursuant to any of the foregoing, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with subsection 8.12 to the extent applicable; individually an " EVI Senior Subordinated Note Document."

                 "Exchange": the contribution of all of the Capital Stock of EVI Holdings to Holdings in exchange for like Capital Stock of Holdings.

                 "Holding Company Merger": the merger, following the Exchange, of EVI Holdings with and into Holdings, with Holdings continuing as the surviving corporation.

                 "Telex/EVI Mergers": the collective reference to the Borrower Merger, the Exchange and the Holding Company Merger."

         3. Amendment to Subsection 3.1. Subsection 3.1 of the Telex Credit Agreement is hereby amended by deleting the amount "$10,000,000" each place it appears therein and inserting in lieu thereof the amount
"$15,000,000".

         4. Amendments to Subsection 8.1. (a) Subsection 8.1(a) of the Telex Credit Agreement is hereby amended by deleting the table set forth at the end of thereof in its entirety and inserting in lieu thereof the following new table:

                      "Date                            Amount
                       ----                            ------
                 March 31, 1998                    $52,000,000
                 June 30, 1998                     $52,000,000
                 September 30, 1998                $52,000,000
                 December 31, 1998                 $52,000,000
                 March 31, 1999                    $54,000,000
                 June 30, 1999                     $54,000,000
                 September 30, 1999                $58,000,000
                 December 31, 1999                 $62,000,000
                 March 31, 2000                    $66,000,000
                 June 30, 2000                     $66,000,000
                 September 30, 2000                $70,000,000
                 December 31, 2000                 $70,000,000
                 March 31, 2001                    $74,000,000
                 June 30, 2001                     $74,000,000
                 September 30, 2001                $78,000,000
                 December 31, 2001                 $78,000,000
                 March 31, 2002                    $82,000,000
                 June 30, 2002                     $82,000,000
                 September 30, 2002                $86,000,000
                 December 31, 2002                 $86,000,000
                 March 31, 2003                    $90,000,000
                 June 30, 2003                     $90,000,000
                 September 30, 2003                $94,000,000
                 December 31, 2003                 $94,000,000
                 March 31, 2004                    $98,000,000
                 June 30, 2004                     $98,000,000
                 September 30, 2004                $102,000,000
                 December 31, 2004                 $102,000,000"

         (b) Subsection 8.1(b) of the Telex Credit Agreement is hereby amended by deleting the table set forth at the end of thereof in its entirety and inserting in lieu thereof the following new table:

                       "Date                         Ratio
                        ----                         -----
                 September 30, 1998                1.0 to 1
                 December 31, 1998                 1.0 to 1
                 March 31, 1999                    1.0 to 1
                 June 30, 1999                     1.0 to 1
                 September 30, 1999                1.0 to 1
                 December 31, 1999                 1.05 to 1
                 March 31, 2000                    1.05 to 1
                 June 30, 2000                     1.05 to 1
                 September 30, 2000                1.05 to 1
                 December 31, 2000                 1.05 to 1

                     "Date                           Ratio
                     -----                           -----
                 March 31, 2001                    1.05 to 1
                 June 30, 2001                     1.05 to 1
                 September 30, 2001                1.05 to 1
                 December 31, 2001                 1.10 to 1
                 March 31, 2002                    1.10 to 1
                 June 30, 2002                     1.10 to 1
                 September 30, 2002                1.10 to 1
                 December 31, 2002                 1.10 to 1
                 March 31, 2003                    1.10 to 1
                 June 30, 2003                     1.10 to 1
                 September 30, 2003                1.10 to 1
                 December 31, 2003                 1.10 to 1
                 March 31, 2004                    1.10 to 1
                 June 30, 2004                     1.10 to 1
                 September 30, 2004                1.10 to 1
                 December 31, 2004                 1.10 to 1"

         (c) Subsection 8.1(c) of the Telex Credit Agreement is hereby amended by deleting the table set forth at the end of thereof in its entirety and inserting in lieu thereof the following new table:

                       "Date                         Ratio
                        ----                         -----
                 March 31, 1998                    6.75 to 1
                 June 30, 1998                     6.75 to 1
                 September 30, 1998                6.50 to 1
                 December 31, 1998                 6.50 to 1
                 March 31, 1999                    6.00 to 1
                 June 30, 1999                     6.00 to 1
                 September 30, 1999                6.00 to 1
                 December 31, 1999                 6.00 to 1
                 March 31, 2000                    5.50 to 1
                 June 30, 2000                     5.50 to 1
                 September 30, 2000                5.50 to 1
                 December 31, 2000                 5.50 to 1
                 March 31, 2001                    5.25 to 1
                 June 30, 2001                     5.25 to 1
                 September 30, 2001                5.25 to 1
                 December 31, 2001                 5.25 to 1
                 March 31, 2002                    5.00 to 1
                 June 30, 2002                     5.00 to 1
                 September 30, 2002                5.00 to 1
                 December 31, 2002                 5.00 to 1
                 March 31, 2003                    4.50 to 1
                 June 30, 2003                     4.50 to 1
                 September 30, 2003                4.50 to 1

                     "Date                           Ratio
                     -----                           -----
                 December 31, 2003                 4.50 to 1
                 March 31, 2004                    4.00 to 1
                 June 30, 2004                     4.00 to 1
                 September 30, 2004                4.00 to 1
                 December 31, 2004                 4.00 to 1"

         5. Amendments to Subsection 8.2. (a) Subsection 8.2 of the Telex Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety and inserting in lieu thereof the following new clause (b):

                 "(b) Indebtedness under the Senior Subordinated Indenture or evidenced by the Senior Subordinated Notes or under the EVI Senior Subordinated Indenture or evidenced by the EVI Senior Subordinated Notes; provided that such Indebtedness shall not be extended, renewed, replaced, refinanced or otherwise amended, except as otherwise permitted by subsection 8.12(c);".

         (b) Subsection 8.2 of the Telex Credit Agreement is hereby amended by deleting the amount "$3,000,000" from clause (m) thereof and inserting in lieu thereof the amount "$4,000,000".

         6. Amendment to Subsection 8.3. Subsection 8.3 of the Telex Credit Agreement is hereby amended by deleting the amount "$3,000,000" from clause (j) thereof and inserting in lieu thereof the amount "$4,000,000".

         7. Amendment to Subsection 8.4. Subsection 8.4 of the Telex Credit Agreement is hereby amended by inserting the following new clause (o) at the end thereof:

                 "(o) Guarantee Obligations made by the Borrower or any of its Subsidiaries to enable customers of the Borrower or any of its Subsidiaries to obtain financing for the purchase of goods or services of the Borrower or any of its Subsidiaries, provided that the aggregate amount of all such Guarantee Obligations shall not at any one time exceed $1,000,000."

         8. Amendment to Subsection 8.5. Subsection 8.5 of the Telex Credit Agreement is hereby amended by inserting the following new clause (d) at the end thereof:

                 "(d)  the Telex/EVI Mergers."

         9. Amendment to Subsection 8.6. Subsection 8.6 of the Telex Credit Agreement is hereby amended by deleting clause (h) therefrom in its entirety and inserting in lieu thereof the following new clause (h):

                 "(h) (i) the sale of the Borrower's LeSueur, Minnesota facility, (ii) the sale of all or any part of the assets or Capital Stock of the Subsidiary or Subsidiaries comprising the Borrower's military antennae business, (iii) the sale of the vacant land owned by the Borrower in Burnsville, Minnesota, (iv) the sale of the Borrower's Oklahoma City, Oklahoma facility, (v) the sale of the Borrower's Sun Valley, California facility, (vi) the sale of Borrower's Sylmar, California facility and/or (vii) the sale of all or any part of the assets or Capital Stock of the Subsidiary or Subsidiaries comprising the Borrower's amateur antennae business, provided that an amount equal to 100% of the Net Cash Proceeds of any such Asset Sale (less the Reinvested Amount with respect thereto) is applied in accordance with subsection 4.4(d)."

         10. Amendments to Subsection 8.7. (a) Subsection 8.7 of the Telex Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety and inserting in lieu thereof the following new clause (b):

                 "(b) (i) the Borrower may pay cash dividends in an amount sufficient to allow Holdings to pay all fees and expenses incurred in connection with the Recapitalization, the issuance of the Senior Subordinated Notes and the transactions expressly contemplated by this Agreement and the other Loan Documents as of the Effective Date in an aggregate amount which shall not exceed $32,800,000, and (ii) the Borrower may pay cash dividends in an amount sufficient to allow Holdings to pay all fees and expenses incurred in connection with (w) the solicitation of consents to the Telex/EVI Mergers and the Amendment from the Lenders, (x) the solicitation of consents to amendments to the Senior Subordinated Notes and the EVI Senior Subordinated Notes in connection with the Telex/EVI Mergers from the holders of the Senior Subordinated Notes and the holders of the EVI Senior Subordinated Notes, (y) the legal fees related to the Telex/EVI Mergers, the Amendment and the solicitations of such consents and (z) all fees and expenses related to any fairness opinion obtained in connection with the Telex/EVI Mergers, in an aggregate amount which, together with all other such fees and expenses of the Borrower in connection with the transactions expressly contemplated by the Amendment, shall not exceed $4,000,000 (exclusive of any such fees and costs associated with obtaining any such consents from such holders of the Senior Subordinated Notes and the EVI Senior Subordinated Notes);"

         (b) Subsection 8.7 of the Telex Credit Agreement is hereby amended by deleting clause (e) thereof in its entirety and inserting in lieu thereof the following new clause (e):

                 "(e) the Borrower may pay cash dividends in amount sufficient to allow Holdings to repurchase shares of its common stock or rights, options or units in respect thereof from directors, officers or employees of Holdings and its Subsidiaries (but not from Greenwich II or any member of the GSCP Group) for an aggregate purchase price not to exceed $750,000."

         11. Amendment to Subsection 8.8. Subsection 8.8 of the Telex Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and inserting in lieu thereof the following new table:

                 "Test Period                        Amount
                  -----------                        ------
         Effective Date - March 31, 1998           $11,000,000
         April 1, 1998 - March 31, 1999            $11,000,000
         April 1, 1999 - March 31, 2000            $13,000,000
         April 1, 2000 - March 31, 2001            $13,000,000
         April 1, 2001 - March 31, 2002            $14,000,000
         April 1, 2002 - March 31, 2003            $15,000,000
         April 1, 2003 - March 31, 2004            $15,000,000
         April 1, 2004 - March 31, 2005            $15,000,000"

         12. Amendment to Subsection 8.9. Subsection 8.9 of the Telex Credit Agreement is hereby amended by deleting the amount "$5,000,000" contained in clause (k) thereof and inserting in lieu thereof the amount "$7,500,000".

         13. Amendment to Subsection 8.12. Subsection 8.12 of the Telex Credit Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following new subsection 8.12:

                 "8.12 Limitation on Optional Payments and Modifications of Debt Instruments and Other Documents. (a) Make any repurchase (other than by an exchange which would be permitted under subsection 8.12(c)) or redemption of any of the Senior Subordinated Notes or the EVI Senior Subordinated Notes, including, without limitation, any payments on account of, or for a sinking or other analogous fund for, the repurchase, redemption, defeasance or other acquisition thereof, except mandatory payments of principal, interest, fees and expenses required by the terms of the Senior Subordinated Notes and the Senior Subordinated Note Indenture, as the case may be, or the EVI Senior Subordinated Notes and the EVI Senior Subordinated Note Indenture, as the case may be, respectively, only to the extent permitted under the subordination provisions, if any, applicable thereto.

                 (b) In the event of the occurrence of a Change of Control, repurchase the Senior Subordinated Notes or the EVI Senior Subordinated Notes or any portion of either thereof, unless the Borrower shall have (i) made payment in full of the Loans, all Reimbursement Obligations and any other amounts then due and owing to any Lender or the Administrative Agent hereunder and under any Note and cash collateralized the L/C Obligations on terms reasonably satisfactory to the Administrative Agent or (ii) made an offer to pay the Loans, all Reimbursement Obligations and any amounts then due and owing to each Lender and the Administrative Agent hereunder and under any Note and to cash collateralize the L/C Obligations in respect of each Lender and shall have made payment in full thereof to each such Lender or the Administrative Agent which has accepted such offer and cash collateralized the L/C Obligations in respect of each such Lender which has accepted such offer.

                 (c) Amend, supplement, waive or otherwise modify, including by an exchange, any of the provisions of any of the Senior Subordinated Notes, the Senior Subordinated

         Notes Documents, the EVI Senior Subordinated Notes or the EVI Senior Subordinated Notes Documents:

                 (i) which amends or modifies the subordination provisions, if any, contained therein;

                 (ii) which shortens the fixed maturity or increases the principal amount of, or increases the rate or shortens the time of payment of interest on, or increases the amount or shortens the time of payment of any principal or premium payable whether at maturity, at a date fixed for prepayment or by acceleration or otherwise of the Indebtedness evidenced by the Senior Subordinated Notes or the EVI Senior Subordinated Notes, or increases the amount of, or accelerates the time of payment of, any fees or other amounts payable in connection therewith;

                 (iii) which relates to any material affirmative or negative covenants or any events of default or remedies thereunder and the effect of which is to subject the Borrower or any of its Subsidiaries, to any more onerous or more restrictive provisions; or

                 (iv) which otherwise adversely affects the interests of the Lenders as senior creditors with respect to the Senior Subordinated Notes or the EVI Senior Subordinated Notes or the interests of the Lenders under this Agreement or any other Loan Document in any material respect;

         provided that, the Borrower may effect any such amendment, supplement, waiver or other modification, including by an exchange, and may make payments or provide other compensation in connection therewith, in order to merge or otherwise combine, or increase the consistency of, the Senior Subordinated Note Indenture and the EVI Senior Subordinated
         Note Indenture and the indebtedness outstanding thereunder, so long as such merger or other combination, or such increase in consistency, would not adversely affect, in the reasonable judgment of the Administrative Agent, the interests of the Lenders under this Agreement or any other Loan Document in any material respect.

         14. Consent to Merger. Each Lender party hereto hereby consents to the Telex/EVI Mergers, the assumption by EVI of the obligations of Telex under Telex Credit Agreement and the Loan Documents and the other transactions expressly contemplated hereby.

         15. Conditions to Effectiveness. Except as provided in clause (a) below, this Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the following conditions have been satisfied or waived:

         (a) Execution and Delivery. EVI, Telex, the Administrative Agent and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment.

         (b) Termination of the EVI Credit Agreement. All amounts outstanding under the EVI Credit Agreement shall have been paid in full and all outstanding lending commitments under the EVI Credit Agreement shall have been terminated.

         (c) Corporate Structure. The corporate and capital structure of each Loan Party after the Telex/EVI Mergers (including as to the ownership of the voting stock thereof and the voting arrangements with respect to such stock) shall be reasonably satisfactory in all respects to the Administrative Agent.

         (d) Telex/EVI Mergers. Each of the Telex/EVI Merger Documents shall have been executed and delivered on terms and conditions reasonably satisfactory to the Administrative Agent and no material provision thereof shall have been waived by any party thereto, amended, supplemented or otherwise modified (except as may be so reasonably satisfactory to the Administrative Agent). The sources and uses of funds for the Telex/EVI Mergers shall be consistent with the description thereof set forth in the Confidential Information Memorandum dated January 1998.

         (e) Fees. The Administrative Agent shall have received, for the account of each consenting Lender, a fee equal to .125% of the Commitments of such Lender and the Administrative Agent shall have received for its own account such other fees as have been agreed to in writing between Telex and Chase.

         (f) Approvals. All governmental and third party approvals (including landlords' and other consents) necessary or reasonably advisable in connection with the Telex/EVI Mergers and the continuing operations of the Borrower and its Subsidiaries shall have been obtained and be in full force and effect, and all applicable waiting periods under applicable law shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose material adverse conditions on the Telex/EVI Mergers.

         (g) Pro Forma Balance Sheet. The Lenders shall have received a reasonably satisfactory unaudited pro forma consolidated balance sheet of the Borrower as of the most recent fiscal quarter-end prior to the Amendment Effective Date for which quarterly financial statements of the Borrower are available, and after giving effect to the Telex/EVI Mergers. The Lenders shall be reasonably satisfied with respect to all material and direct contingent liabilities of the Borrower after the Telex/EVI Mergers, including any indebtedness or guarantees thereof and any tax and similar governmental liabilities.

         (h) Lien Searches. The Administrative Agent shall have received the results of a recent search by a Person reasonably satisfactory to the Administrative Agent, of the Uniform Commercial Code, judgment and tax lien filings which may have been filed with respect to personal property of EVI and its Subsidiaries in any of the jurisdictions set forth in Schedule 14(h) to this Amendment, and the results of such search shall not reveal any liens other than liens permitted by subsection 8.3 of the Telex Credit Agreement.

         (i) Legal Opinions. The Administrative Agent shall have received, with a photocopy for each Lender, the following executed legal opinions:

                 (i) the executed legal opinion of Debevoise & Plimpton, special counsel to Telex, EVI and the other Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent;

                 (ii) the executed legal opinions of special local counsel in each jurisdiction reasonably requested by the Administrative Agent with respect to collateral security matters, each in form and substance reasonably satisfactory to the Administrative Agent; and

                 (iii) the executed legal opinion of Amster, Rothstein & Ebenstein, special intellectual property counsel to the Lenders, in form and substance reasonably satisfactory to the Administrative Agent.

         (j) Actions to Perfect Liens. The Administrative Agent shall have received evidence in form and substance reasonably satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on Form UCC-1 in each jurisdiction set forth on Schedule 14(h), necessary or, in the reasonable opinion of the Administrative Agent, advisable to perfect the Liens created by the Security Documents shall have been completed or shall be ready to be completed promptly following the Amendment Effective Date, and all agreements, statements and other documents relating thereto shall be in form and substance reasonably satisfactory to the Administrative Agent.

         (k) New Pledged Stock; Stock Powers; New Pledged Notes; Endorsements. The Administrative Agent shall have received:

                 (i) the certificates representing all of the Capital Stock of EVI and the Subsidiaries of EVI which had been pledged as collateral security for the obligations under the EVI Credit Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof; and

                 (ii) the promissory notes representing each of the notes (if any) which had been pledged as collateral security for the obligations under the EVI Credit Agreement, duly endorsed as required by the Guarantee and Collateral Agreement.

The Loan Parties shall have taken such other action as is reasonably satisfactory to the Administrative Agent to perfect the security interests created by the Guarantee and Collateral Agreement.

         (l) Mortgages. The Administrative Agent shall have received a Mortgage with respect to each parcel of real property pledged as collateral security for the obligations under the EVI Credit Agreement (the "New Mortgaged Properties"), executed and delivered by a duly authorized officer of the owner thereof.

         (m) Surveys. The Administrative Agent shall have received, and the title insurance company issuing the policy referred to in Section 16(a) hereof (the "Title Insurance Company") shall have received, maps or plats of an as-built survey of the sites of each of the New Mortgaged Properties for which a map or plat of an as-built survey was not received by the Administrative Agent in connection with the EVI Credit Agreement certified to the Administrative Agent and the Title Insurance Company in a manner reasonably satisfactory to them, dated a date reasonably satisfactory to the Administrative Agent and the Title Insurance Company by an independent professional licensed land surveyor reasonably satisfactory to the Administrative Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (i) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines; (ii) the lines of streets abutting the sites and width thereof; (iii) all access and other easements appurtenant to the sites necessary to use the sites; (iv) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the sites, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (v) any encroachments on any adjoining property by the building structures and improvements on the sites; and (vi) if the site is described as being on a filed map, a legend relating the survey to said map.

         (n) Borrowing Certificate. The Administrative Agent shall have received, with a photocopy for each Lender, a Borrowing Base Certificate, substantially in the form of Exhibit J to the Telex Credit Agreement, with appropriate insertions and attachments, reasonably satisfactory in form and substance to the Administrative Agent, executed by a Responsible Officer and the Secretary or any Assistant Secretary of the Borrower.

         (o) Corporate Proceedings of the Loan Parties. The Administrative Agent shall have received, with a photocopy for each Lender, a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors of each of Holdings, Telex, EVI Holdings, EVI and each of their respective Subsidiaries authorizing, as applicable, the execution, delivery and performance of this Amendment and the Telex/EVI Merger Documents to which it is or will be a party as of the Amendment Effective Date, certified by the Secretary or an Assistant Secretary of such Person as of the Amendment Effective Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified (except as any later resolution may modify any such earlier resolution), revoked or rescinded and are in full force and effect.

         (p) Incumbency Certificates of the Loan Parties. The Administrative Agent shall have received, with a photocopy for each Lender, a certificate of each of Holdings, Telex, EVI Holdings, EVI and each of their respective Subsidiaries, dated the Amendment Effective Date, as to the incumbency and signature of the officers of such Person executing any Loan Document, reasonably satisfactory in form and substance to the Administrative Agent, executed by a Responsible Officer and the Secretary or any Assistant Secretary of such Person.

         (q) Governing Documents. The Administrative Agent shall have received, with a photocopy for each Lender, copies of the certificate or articles of incorporation and by-laws (or other similar governing documents serving the same purpose) of each of Holdings, Telex, EVI Holdings, EVI and each of their respective Subsidiaries, certified as of the Amendment Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Person.

         (r) Flood Insurance. With respect to any of the New Mortgaged Properties which is located in an area identified by the Secretary of Housing and Urban Development as having special flood hazards, the Administrative Agent shall have delivered notice(s) to, and received acknowledgement from, the owner thereof as required pursuant to Section 208.8(e)(3) of Regulation H of the Board.

         (s) Revised Schedule 5.16. The Administrative Agent shall have received, with a copy for each Lender, a revised Schedule 5.16 to the Telex Credit Agreement, revised to show the Subsidiaries of Borrower after giving effect to the Telex/EVI Mergers, the jurisdiction of their incorporation and the direct or indirect ownership interest of the Borrower therein.

         16.     Covenants.

         (a) Title Insurance Policies. Within 30 days after the Amendment Effective Date, the Borrower shall deliver to the Administrative Agent in respect of each of the New Mortgaged Properties a mortgagee's title policy (or policies) or marked up unconditional binder for such insurance dated the Amendment Effective Date. Each such policy shall (i) be in an amount reasonably satisfactory to the Administrative Agent; (ii) insure that the Mortgage insured thereby creates a valid first Lien on the New Mortgaged Property encumbered thereby free and clear of all defects and encumbrances, except those permitted by subsection 8.3 of the Telex Credit Agreement and such as may be approved by the Administrative Agent; (iii) name the Administrative Agent for the benefit of the Lenders as the insured thereunder; (iv) be in the form of an ALTA Loan Policy; (v) contain such endorsements and affirmative coverage as the Administrative Agent may reasonably request; provided that, in the case of zoning endorsements, if any, no additional premiums will be required in excess of $2,000 per property, (vi) be issued by title companies reasonably satisfactory to the Administrative Agent (including any such title companies acting as reinsurers, at the option of the Administrative Agent) and
(vii) be issued at ordinary rates (other than with respect to affirmative insurance). The Borrower shall also deliver to the Administrative Agent evidence reasonably satisfactory to it that all premiums in respect of each such policy, and all charges for mortgage recording tax, if any, have been paid. The Borrower shall also deliver to the Administrative Agent a copy of all recorded documents referred to, or listed as exceptions to title in, the title policy or policies referred to in this subsection and a copy, certified by such parties as the Administrative Agent may deem reasonably appropriate, of all other documents affecting the property covered by each Mortgage as shall have been reasonably requested by the Administrative Agent.

         (b) Compliance with Subsections 7.10(a) and (b) of the Telex Credit Agreement. Within 30 days after the Amendment Effective Date, the Borrower shall comply in all respects with the requirements of subsection 7.10(a) and (b) of the Telex Credit Agreement to the extent it has not done so prior to the Amendment Effective Date, and each Lender party hereto hereby waives any Default or Event of Default which may have arisen or could arise under the Telex Credit Agreement as a result of the Borrower failing to comply with such subsections prior to the date which is 30 days after the Amendment Effective Date.

         17.     General.

         (a) Representation and Warranties. To induce the Administrative Agent and the other Lenders parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and all the other Lenders that (i) as of the date hereof and after giving effect to the Telex/EVI Mergers, the representations and warranties set forth in Section 5 of the Telex Credit Agreement are true and correct in all material respects, (ii) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing and (iii) after giving effect to the Telex/EVI Mergers and this Amendment, the obligations of the Borrower under the Telex Credit Agreement, any Notes and the other Loan Documents constitute "Senior Indebtedness" under and as defined in the EVI Senior Subordinated Indenture and the obligations of each Guarantor under the Guarantee and Collateral Agreement constitute "Guarantor Senior Indebtedness" of such Guarantor under and as defined in the EVI Senior Subordinated Indenture.

         (b) Assumption of Obligations. EVI hereby assumes all of the obligations of Telex under the Telex Credit Agreement, the Notes and the other Loan Documents, effective upon the effectiveness of this Amendment on the Amendment Effective Date.

         (c) Affirmation of Guarantees. Each Guarantor party hereto hereby consents to the Telex/EVI Mergers and the execution, delivery and effectiveness of this Amendment and reaffirms its obligations under the Guarantee and Collateral Agreement.

         (d) Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         (e) Counterparts. This Amendment may be executed in two or more counterparts (including by facsimile transmission), each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         (f) Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

         (g) Continuing Effect of Loan Documents. This Amendment shall not constitute an amendment or waiver of any other provision of the Telex Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended, modified and supplemented hereby, the provisions of the Telex Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

         (h) GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT

                             TELEX COMMUNICATIONS, INC.


                             By:   /s/ John A. Palleschi
                                  ---------------------------
                                  Title:  Vice President

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                             TELEX COMMUNICATIONS GROUP, INC.


                             By:    /s/ John A. Palleschi
                                ------------------------------------
                                Title:  Vice President

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                             EV INTERNATIONAL, INC. (to be renamed
                             "Telex Communications, Inc." after the
                             Amendment Effective Date)


                             By:    /s/ Christine K. Vanden Beukel
                                 -----------------------------------
                                 Title: Secretary

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                             TCI HOLDINGS CORP.


                             By:  /s/ John A. Palleschi
                                 -----------------------------------
                                 Title:  Vice President

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                             THE CHASE MANHATTAN BANK,
                             as Administrative Agent and as a Lender


                             By:   /s/ Lawrence Palumbo, Jr.
                                  -----------------------------------
                                  Title:  Vice President

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                              MORGAN STANLEY SENIOR FUNDING, INC.
                              as Documentation Agent and as a Lender


                              By:   /s/ Michael A. Hart
                                  -----------------------------------
                                  Title:  Principal

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                              THE TRAVELERS INSURANCE COMPANY


                              By:   /s/ John W. Petchler
                                  -----------------------------------
                                  Title:  Second Vice President

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                              BANKBOSTON, N.A.


                              By:    /s/ Linda Alto
                                   -----------------------------------
                                   Title:  Vice President

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                              THE BANK OF NEW YORK


                              By: /s/ Richard A. Raffetto
                                 -----------------------------------
                                 Title:  Vice President

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                              FIRST BANK NATIONAL ASSOCIATION


                              By: /s/ Kurt D. Egertson
                                 -----------------------------------
                                 Title:  Vice President

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                              HELLER FINANCIAL, INC.


                              By: /s/ Kathi J. Inorio
                                 -----------------------------------
                                 Title:  Vice President

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                             THE LONG-TERM CREDIT BANK OF JAPAN,
                             LIMITED, NEW YORK BRANCH


                             By:  /s/ Shuichi Tajima
                                -----------------------------------
                                Title:  Deputy General Manager

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                              THE BANK OF NOVA SCOTIA


                              By: /s/ F.C.H. Ashby
                                 -----------------------------------
                                 Title:  Senior Manager
                                         Loan Operations

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                               BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                               By:  /s/ Frank H. Madden, Jr.
                                   -----------------------------------
                                   Title:  Vice President

                               By:  /s/ G. Kevin Dooley
                                   -----------------------------------
                                   Title:  Vice President

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                               MERRILL LYNCH SENIOR FLOATING RATE
                               FUND, INC.


                               By:  /s/ Lynn Callicott Baranski
                                   -----------------------------------
                                   Title:  Authorized Signatory

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                               FLOATING RATE PORTFOLIO

                               BY:      CHANCELLOR LGT SENIOR SECURED
                                        MANAGEMENT, INC., As Attorney-in-
                                        Fact


                               By:  /s/ Gregory L. Smith
                                   -----------------------------------
                                   Title:  Managing Director

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                               THE ING CAPITAL SENIOR SECURED HIGH
                               INCOME FUND, L.P.

                               BY: ING CAPITAL ADVISORS, INC., as
                                   Investment Advisor


                               By:  /s/ Kathleen A. Lenarcic
                                   -----------------------------------
                                   Title:  Vice President &
                                           Portfolio Manager

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                              PRIME INCOME TRUST


                              By:  /s/ Rafael Scolari
                                  -----------------------------------
                                  Title:

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                               CRESCENT/MACH I PARTNERS, L.P.
                               by: TCW ASSET MANAGEMENT COMPANY
                                   ITS INVESTMENT MANAGER


                               By: /s/ Mark L. Gold
                                  -----------------------------------
                                  Title:  Managing Director

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                               DEEPROCK & COMPANY
                               By: EATON VANCE MANAGEMENT,
                                   AS INVESTMENT ADVISOR

                               By:  /s/ Barbara Campbell
                                   -----------------------------------
                                   Title:  Assistant Treasurer

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                               PILGRIM AMERICA PRIME RATE TRUST


                               By:  /s/ Thomas C. Hunt
                                   -----------------------------------
                                   Title:  Assistant Portfolio Manager

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                               KZH HOLDING CORPORATION III


                               By:  /s/ Virginia Conway
                                   -----------------------------------
                                   TItle:  Authorized Agent

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                               KZH HOLDING CORPORATION II


                               By: /s/ Virginia Conway
                                  -----------------------------------
                                   Title:  Authorized Agent

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                                 INDOSUEZ CAPITAL FUNDING III, LIMITED
                                 BY: INDOSUEZ CAPITAL, AS PORTFOLIO
                                     ADVISOR


                                 By:  /s/ Francoise Berthelot
                                     -----------------------------------
                                     Title:  Vice President

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                                 PAMCO CAYMAN LTD.
                                 BY: PROTECTIVE ASSET MANAGEMENT COMPANY
                                     AS COLLATERAL MANAGER


                                 By:  /s/ James Dondoro
                                     -----------------------------------
                                     Title:  President

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                                 KZH-CRESCENT CORPORATION


                                 By:  /s/ Virginia Conway
                                     -----------------------------------
                                     Title:  Authorized Agent

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                                  KZH-SOLEIL CORPORATION


                                  By: /s/ Virginia Conway
                                     -----------------------------------
                                     Title:  Authorized Agent

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT


                                  SENIOR DEBT PORTFOLIO
                                  By:  BOSTON MANAGEMENT &
                                       RESEARCH, AS INVESTMENT
                                       ADVISOR

                                  By:  Barbara Campbell
                                       --------------------------
                                       Title: Assistant Treasurer

AMENDMENT NO. 1 TO TELEX CREDIT AGREEMENT

                                                                  SCHEDULE 14(h)

                           LIEN SEARCH AND UCC FILING
                                 JURISDICTIONS

                 See Schedule 5.14 to the EVI Credit Agreement.